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                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4

TABLE OF CONTENTS

1. Silent Seconds Total Pool
----------------------------
2. Silent Seconds Northern California
-------------------------------------
3. Silent Seconds Southern California
-------------------------------------

1. SILENT SECONDS TOTAL POOL

----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF
                                                             MORTGAGE
                                                              POOL BY
                                                 AGGREGATE   AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                 NUMBER           CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE    WEIGHTED
                                   OF              DATE        DATE       GROSS     REMAINING     COMB      AVERAGE      PCT
                                MORTGAGE         PRINCIPAL   PRINCIPAL   INTEREST     TERM      ORIGINAL     FICO      CASHOUT
SILENT SECONDS TOTAL POOL         LOANS         BALANCE ($)   BALANCE    RATE (%)   (MONTHS)      LTV        SCORE       REFI
----------------------------------------------------------------------------------------------------------------------------------

No                                2,726         422,004,779     72.02      7.727         346      80.00         618      69.34
----------------------------------------------------------------------------------------------------------------------------------
Yes                                 852         163,963,006     27.98      6.784         355      79.96         669      10.26
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,578         585,967,785    100.00      7.463         349      79.99         632      52.81
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                      PCT
                                    SINGLE       PCT         PCT
SILENT SECONDS TOTAL POOL           FAMILY       PUD      FULL DOC
--------------------------------------------------------------------------

No                                    76.96      10.17       58.20
--------------------------------------------------------------------------
Yes                                   77.01       9.97       36.56
--------------------------------------------------------------------------
TOTAL:                                76.97      10.11       52.15
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2. SILENT SECONDS NORTHERN CALIFORNIA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                MORTGAGE
                                                                 POOL BY
                                                    AGGREGATE   AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                         NUMBER      CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE    WEIGHTED
                                           OF         DATE        DATE       GROSS     REMAINING     COMB      AVERAGE      PCT
                                        MORTGAGE    PRINCIPAL   PRINCIPAL   INTEREST     TERM      ORIGINAL     FICO      CASHOUT
SILENT SECONDS NORTHERN CALIFORNIA        LOANS    BALANCE ($)   BALANCE    RATE (%)   (MONTHS)      LTV        SCORE       REFI
-----------------------------------------------------------------------------------------------------------------------------------

No                                          215     46,222,152     59.74      7.349         349      77.74         617      65.74
-----------------------------------------------------------------------------------------------------------------------------------
Yes                                         108     31,148,674     40.26      6.670         357      80.19         682      13.57
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      323     77,370,826    100.00      7.076         352      78.72         643      44.74
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------

                                             PCT
                                           SINGLE       PCT         PCT
SILENT SECONDS NORTHERN CALIFORNIA         FAMILY       PUD      FULL DOC
----------------------------------------------------------------------------

No                                          88.24       6.02       57.54
----------------------------------------------------------------------------
Yes                                         85.87       5.51       23.27
----------------------------------------------------------------------------
TOTAL:                                      87.29       5.81       43.74
----------------------------------------------------------------------------

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3. SILENT SECONDS SOUTHERN CALIFORNIA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                                  AGGREGATE   AGGREGATE   WEIGHTED   WEIGHTED    WEIGHTED
                                       NUMBER      CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE    WEIGHTED
                                         OF         DATE        DATE       GROSS     REMAINING     COMB      AVERAGE      PCT
                                      MORTGAGE    PRINCIPAL   PRINCIPAL   INTEREST     TERM      ORIGINAL     FICO      CASHOUT
SILENT SECONDS SOUTHERN CALIFORNIA      LOANS    BALANCE ($)   BALANCE    RATE (%)   (MONTHS)      LTV        SCORE       REFI
-----------------------------------------------------------------------------------------------------------------------------------

No                                        527    128,145,391       72.61      7.122         346      77.22         626      73.52
-----------------------------------------------------------------------------------------------------------------------------------
Yes                                       180     48,343,924       27.39      6.586         356      79.90         684       6.65
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    707    176,489,316      100.00      6.975         349      77.96         642      55.20
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                          PCT
                                        SINGLE       PCT         PCT
SILENT SECONDS SOUTHERN CALIFORNIA      FAMILY       PUD      FULL DOC
-------------------------------------------------------------------------

No                                       72.42       9.95       50.33
-------------------------------------------------------------------------
Yes                                      76.24       5.22       29.76
-------------------------------------------------------------------------
TOTAL:                                   73.46       8.65       44.70
-------------------------------------------------------------------------

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